UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2008

Dyadic International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

333-102629

45-0486747

 (State or other jurisdiction of
incorporation)

(Commission File Number)

(I. R. S. Employer Identification No.)

 140 Intracostal Pointe Drive, Suite 404
Jupiter, Florida 33477

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On November 14, 2008, Dyadic International, Inc., or Dyadic, entered into a nonexclusive license agreement, or the Agreement, with Codexis, Inc., or Codexis, and Dyadic International (USA), Inc., or Dyadic USA.  Among other things, the Agreement covers use of Dyadic’s C1 expression system for large-scale production of enzymes in certain fields including biofuels and chemical and pharmaceutical intermediate production.  The Agreement includes an upfront payment by Codexis of $10 million provided that certain performance criteria are satisfied.  The Agreement also provides for certain milestone payments to be paid to Dyadic based on Codexis commercializing products and processes using the licensed materials.  A copy of the Agreement is attached hereto as Exhibit 10.1.  This summary is qualified in its entirety by reference to Exhibit 10.1 to this current report.

On November 14, 2008, Dyadic entered into a Non-Disturbance Agreement with Mark A. Emalfarb Trust, Francisco Trust, and Mark A. Emalfarb, collectively referred to as the Secured Parties, and Dyadic International USA and Codexis.  Among other things, the Non-Disturbance Agreement provides that the Secured Parties shall not take any action against Dyadic, Dyadic USA or their affiliates which could diminish, disturb or interfere with (i) Dyadic or Dyadic USA’s rights to the intellectual property or other materials licensed to Codexis under the Agreement or (ii) Codexis’s rights to the licensed intellectual property and other materials under the Agreement.  Mark A. Emalfarb, a party to the Non-Disturbance Agreement, is the Chief Executive Officer of Dyadic.  Additionally, the Mark A. Emalfarb Trust, also a party to the Non-Disturbance Agreement, is an entity created for the primary benefit of Mark A. Emalfarb, and the Francisco Trust, also a party to the Non-Disturbance Agreement, is an entity created for the primary benefit of Mark A. Emalfarb’s wife and children.  A copy of the Non-Disturbance Agreement is attached hereto as Exhibit 10.2.  This summary is qualified in its entirety by reference to Exhibit 10.2 to this current report.

On November 14, 2008, Dyadic and Dyadic USA entered into an Amended & Restated Note for the benefit of the Mark A. Emalfarb Trust in the principal amount of $2,424,394 which is due on January 1, 2009.  Among other things, the Amended & Restated Note amends and replaces that certain Revolving Note dated as of May 29, 2003 by Dyadic USA in favor of the Mark A. Emalfarb Trust in the principal amount of $3 million.  Under the Amended & Restated Note, Dyadic shall pay to the Mark A. Emalfarb Trust interest at a rate of fourteen percent (14%) per year and shall also make certain scheduled payments pursuant to the terms therein.  The Secured parties agreed that the Amended & Restated Note is subject to the limitations of the Non-Disturbance Agreement. The Mark A. Emalfarb Trust is a party to the Amended &
Restated Note, and is an entity created for the primary benefit of Mark A. Emalfarb, who is the Chief Executive Officer of Dyadic, and the Francisco Trust is a party to the Amended & Restated Note, and is an entity created for the primary benefit of Mark A. Emalfarb’s wife and children.  A copy of the Amended & Restated Note is attached hereto as Exhibit 10.3.  This summary is qualified in its entirety by reference to Exhibit 10.3 to this current report.

In connection with the Amended and Restated Note, on November 14, 2008, Dyadic, Dyadic USA and the Secured Parties entered into a Loan and Security Agreement, or the Loan Agreement, which superseded the Security Agreement dated as of May 7, 2000, as amended and the Security Agreement dated as of May 29, 2003, as amended.  Among other things, the Loan Agreement  secures the borrowings under the Amended and Restated Note with all of the assets of Dyadic and Dyadic USA.  Mark A. Emalfarb, a party to the Loan Agreement, is the Chief Executive Officer of Dyadic.  Additionally, the Mark A. Emalfarb Trust, also a party to the Loan Agreement, is an entity created for the primary benefit of Mark A. Emalfarb and the Francisco Trust, also a party to the Loan Agreement, is an entity created for the primary benefit of Mark A. Emalfarb’s wife and children.  A copy of the

Loan Agreement  is attached hereto as Exhibit 10.4.  This summary is qualified in its entirety by reference to Exhibit 10.4 to this current report.

On November 14, 2008, Dyadic USA entered into a Collateral Assignment of Inventions and Patents and Patent Applications, referred to as the Patent Collateral Assignment, and Collateral Assignment of Trademarks and Account Control Agreements, together with the Patent Collateral Assignment referred to as the Collateral Assignment, in favor of
Secured Parties.  Among other things, under the Collateral Assignment, Dyadic USA grants, transfers and assigns to Secured Parties all right title and interest in the patents identified by the Agreement for purposes of securing any and all obligations owed to Secured Parties per the terms of the Loan Agreement.  Mark A. Emalfarb, a party to the Collateral Assignment, is the Chief Executive Officer of Dyadic.  Additionally, the Mark A. Emalfarb Trust, also a party to the Collateral
Assignment, is an entity created for the primary benefit of Mark A. Emalfarb and the Francisco Trust, also a party to the Collateral Assignment, is an entity created for the primary benefit of Mark A. Emalfarb’s wife and children.  A copy of the Patent Collateral Assignment is attached hereto as Exhibit 10.5 and a copy of the Collateral Assignment of Trademarks is attached hereto as Exhibit 10.6.  This summary is qualified in its entirety by reference to Exhibits 10.5 and 10.6 to this current report.

Item 8.01                      Other Events.

On November 14, 2008, Dyadic issued a press release announcing the execution of the Agreement.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

Exhibit Title

10.1 +

License Agreement, dated as of November 14, 2008, by and among Codexis, Inc. Dyadic International (USA), Inc. and Dyadic International Inc.

10.2

Non-Disturbance Agreement, dated as of November 14, 2008, by and among Mark A. Emalfarb Trust, Francisco Trust, Mark A. Emalfarb, Dyadic International (USA), Inc., Dyadic International, Inc. and Codexis, Inc.

10.3

Amended and Restated Note, dated November 14, 2008, by Dyadic International, Inc. and Dyadic International (USA), Inc. for the benefit of the Mark A. Emalfarb Trust.

10.4

Loan and Security Agreement, dated November 14, 2008, by Dyadic International (USA), Inc., Dyadic International, Inc., Mark A. Emalfarb Trust, Francisco Trust and Mark A. Emalfarb.

10.5

Collateral Assignment of Inventions and Patents and Patent Applications, dated November 14, 2008, by and among Dyadic International (USA), Inc., Mark A. Emalfarb Trust, Francisco Trust, and Mark A. Emalfarb.

10.6

Collateral Assignment of Trademarks, dated November 14, 2008, by and among Dyadic International (USA), Inc., Mark A. Emalfarb Trust, Francisco Trust, and Mark A. Emalfarb.

99.1

Press release of Dyadic International, Inc. dated November 14, 2008.

 +  Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2008

Dyadic International, Inc.

/s/ Vito Pontrelli

Vito Pontrelli, Interim Chief Executive Officer

Exhibit Index

Exhibit Number

Exhibit Title

10.1 +

License Agreement, dated as of November 14, 2008, by and among Codexis, Inc. Dyadic International (USA), Inc. and Dyadic International Inc.

10.2

Non-Disturbance Agreement, dated as of November 14, 2008, by and among Mark A. Emalfarb Trust, Francisco Trust, Mark A. Emalfarb, Dyadic International (USA), Inc., Dyadic International, Inc. and Codexis, Inc.

10.3

Amended and Restated Note, dated November 14, 2008, by Dyadic International, Inc. and Dyadic International (USA), Inc. for the benefit of the Mark A. Emalfarb Trust.

10.4

Loan and Security Agreement, dated November 14, 2008, by Dyadic International (USA), Inc., Dyadic International, Inc., Mark A. Emalfarb Trust, Francisco Trust and Mark A. Emalfarb.

10.5

Collateral Assignment of Inventions and Patents and Patent Applications, dated November 14, 2008, by and among Dyadic International (USA), Inc., Mark A. Emalfarb Trust, Francisco Trust, and Mark A. Emalfarb.

10.6

Collateral Assignment of Trademarks, dated November 14, 2008, by and among Dyadic International (USA), Inc., Mark A. Emalfarb Trust, Francisco Trust, and Mark A. Emalfarb.

99.1

Press release of Dyadic International, Inc. dated November 14, 2008.

 +  Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.